DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE® VARIABLE ANNUITY

Issued by

Transamerica Financial Life Insurance Company

Supplement Dated July 29, 2003

Replacing Supplement dated July 28, 2003

to the

Prospectus dated May 1, 2003

On or about November 14, 2003, each of the Emerging Markets Portfolio, the Founders Passport Portfolio and the Japan Portfolio will be liquidated, and therefore, the Emerging Markets Subaccount, the Founders Passport Subaccount and the Japan Subaccount (collectively, the “Subaccounts”) will be closed to all contract owners. Accordingly, effective July 28, 2003, the Subaccounts are closed to new investments from contract owners. This means the Subaccounts are not available to anyone who purchases a contract after July 25, 2003. This also means that if you purchased a contract before July 28, 2003, but did not have any account value in any of the Subaccounts on July 28, 2003, then you cannot elect this investment option.

If you have account value in any of the Subaccounts on July 28, 2003, you may do all of the following (subject to the terms and conditions contained in the Prospectus) as long as you maintain a balance in the Subaccounts:

•	allocate additional premium payments to the Subaccounts;
•	transfer into or out of the Subaccounts;
•	withdraw amounts from the Subaccounts; and
•	maintain your current investment in the Subaccounts.

Please Note:

If at any time you transfer or withdraw all of your account value from the Dreyfus Emerging Markets Subaccount, Dreyfus Founders Passport Subaccount, or Dreyfus Japan Subaccount, then you can no longer invest in those Subaccounts.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Dreyfus/Transamerica Triple Advantage Variable Annuity dated May 1, 2003